UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 14, 2018
Date of earliest event reported: May 10, 2018
___________

MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54‑1000588 (I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code: (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 10, 2018, the Company issued a press release announcing its financial results for the quarter ended March 31, 2018. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

On May 10, 2018, the Company held a conference call with respect to these financial results. The conference call was open to the public. The transcript and slide presentation that accompanied the call are furnished as Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are being furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	Press release dated May 10, 2018
99.2	Conference call transcript for Earnings Call - May 10, 2018
99.3	Conference call slide presentation for Earnings Call - May 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: May 14, 2018	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary